                                                                    CONFIDENTIAL

                            [The Evans Company LOGO]


                                                               September 6, 1995


                            STATEMENT OF ADJUSTMENTS


Tenant Name:                  Optiva Corporation

and Address:                  13228 SE 30th St C-1
                              Bellevue WA 98005

Lease Site Location:          Mercer Park

Square Footage:               1,380

Current Lease Term:           09/15/95 - 12/31/98

Date of Lease:                September 6, 1995



                         STATEMENT OF TOTAL MONTHLY RENT


Minimum Monthly Rent                                                        $1,104.00

Monthly Share of Estimated Adjustments:                                       $208.00

    Taxes, insurance, common area maintenance, utilities and garbage.

TOTAL MONTHLY RENT BEGINNING OCTOBER 1, 1995                                $1,312.00

        The Evans Company

                                 LEASE AGREEMENT
                                TABLE OF CONTENTS

Section                           Title                                              Page
-------                           -----                                              ----
                                  Lease Summary
1                                 Premises                                           1
2                                 Term                                               1
3                                 Rent                                               1 &2
4                                 Security Deposit                                   2
5                                 Property Taxes and Insurance                       2 & 3
6                                 Personal Property Taxes                            3
7                                 Insurance and Indemnity                            3 & 4
8                                 Use, Signs, Liens                                  4 & 5
9                                 Utilities and Janitor Service                      5
10                                Maintenance of Premises                            5 & 6
11                                Common Areas                                       6
12                                Alterations                                        6 &7
13                                Assignment and Subletting                          7
14                                Access By Landlord                                 7
15                                Damage or Destruction                              7
16                                Default or Re-Entry                                8
17                                Late Charges                                       8
18                                Costs and Attorney's Fees                          8
19                                Non-Waiver of Breach                               8
20                                Removal of Property                                8 & 9
21                                Heirs and Successors                               9
22                                Hold-Over                                          9
23                                Subordination, Quiet Enjoyment                     9
24                                Personal Property and Trade Fixtures               9
25                                Condemnation                                       9 & 10
26                                Notices                                            10
27                                Corporate Authority                                10
28                                Miscellaneous                                      10
29                                Hazardous and Toxic Waste Materials                10 & 11
30                                Special Articles                                   11

Exhibit
-------
A                                 Legal Description
B                                 Site Plan
C                                 Description of Landlord's and Tenant's Work
                                  of Improvement
C-1                               Demising Plan of Premises
D                                 Corporate Resolution of Tenant
E                                 Guaranty of Lease

                                  LEASE SUMMARY


                                  LEASE DATE: September 6, 1995

                                   LANDLORD:  The Evans Company

                         ADDRESS OF LANDLORD: 1457 130th Ave NE
                                              Bellevue WA 98005

                                   TELEPHONE: 454-8211

                         TENANT'S TRADE NAME: Optiva Corporation

    ADDRESS OF TENANT (Address of Premises):  13228 SE 30th St C-1
                                              Bellevue WA  98005

                      TELEPHONE AT PREMISES:  957-0970

               BUSINESS HOME OFFICE ADDRESS:  13222 SE 30th A-1
                                              Bellevue WA  98005

             BUSINESS HOME OFFICE TELEPHONE:  957-0970

                    OWNER RESIDENCE ADDRESS:

                  OWNER RESIDENCE TELEPHONE:

       PREFERRED MAILING ADDRESS FOR NOTICES:      PREMISES
                                              xx   BUSINESS HOME OFFICE
                                                   OWNER RESIDENCE

                            LEASED PREMISES:  BUILDING       C
                                              SPACE(S)       1

       SQUARE FEET OF PREMISES APPROXIMATELY  1,380

                                  LEASE TERM: 39.5 MONTHS

                     LEASE COMMENCEMENT DATE: September 15, 1995

                      RENT COMMENCEMENT DATE: September 15, 1995

                      LEASE TERMINATION DATE: December 31, 1998

                       MINIMUM MONTHLY RENT:  One Thousand One Hundred Four and NO/100
                                              Dollars ($1.104.00)

                                                  PER MONTH AS INCREASED BY THE TERMS OF THE LEASE.

                           SECURITY DEPOSIT:  One Thousand Four Hundred Fifty and NO/100
                                              Dollars ($1.450.00)

                             PERMITTED USES:  Office

                                   GUARANTOR: David Giuliani

                        ADDRESS OF GUARANTOR: 13226 SE 30th St B-1
                           (Business Address) Bellevue WA 98005

                                TELEPHONE NO: 957-0970



                                                          Landlord's Initials SE
                                                            Tenant's Initials DG

THE EVANS COMPANY

                                 LEASE AGREEMENT


        THIS LEASE, dated for reference purposes only, September 6, 1995, is made by and between The Evans Company (hereinafter "Landlord") and Optiva Corporation (hereinafter "Tenants). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1.      PREMISES

        1.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises") containing approximately 1,380 square feet of floor area, the approximate location of which is shown crosshatched on Exhibit B attached hereto. The Premises are located in Mercer Park, the legal description of which is set forth on Exhibit A attached hereto, which is in the City of Bellevue, County of King, State of Washington. The address of the Premises is as follows: 13228 SE 30th St C-1, Bellevue WA 98005. This Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

        1.2 WORK OF IMPROVEMENT. The obligations of Landlord and Tenant to perform the work and supply material and labor to prepare the Premises for occupancy are set forth in detail in Exhibits C and C-1. Landlord and Tenant shall expend all funds and do all acts required in Exhibit C and C-1 and shall have the work performed promptly and diligently in a first-class workmanlike manner. By taking possession of the premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their condition at the time of taking possession thereof.

2.      TERM

        2.1 TERM. The Term of this Lease shall be for 39.5 (thirty nine and a half) months commencing September 15, 1995 and ending on December 31, 1998 unless sooner terminated pursuant to this Lease. The rent commencement date shall be September 15, 1995 ("Rent Commencement Date").

        2.2 COMMENCEMENT. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds thirty
(30) days, then the expiration date of the term of the Lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered. In the event Landlord shall not have delivered possession of the Premises within four (4) months from the scheduled commencement date, then Tenant at its option to be exercised within thirty (30) days after the end of said four (4) month period may terminate this Lease and upon Landlord's return of any moneys previously deposited by Tenant the parties shall have no further rights or liabilities toward each other. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Tenant shall pay rent for such period at the initial monthly rates as set forth below.

        2.3 DELIVERY OF POSSESSION. Tenant shall be deemed to have taken possession of the Premises when any of the following occur: (a) Landlord delivers possession of the Premises to Tenant and a Certificate of Occupancy is granted by the proper governmental agency, (b) upon a letter from Landlord that the Premises are ready for occupancy, or (c) upon occupancy by the Tenant.

3.      RENT

        3.1 MINIMUM MONTHLY RENT. Tenant shall pay to Landlord as Minimum Monthly Rent for the Premises the sum of One Thousand One Hundred Four and NO/100 Dollars ($1,104.00) per month, which sum shall be paid in advance on the first day of each calendar month beginning with the Rent Commencement Date and thereafter throughout the term of the Lease. All rent to be paid by Tenant to Landlord shall be paid in lawful money of the United States of America and shall be without deduction or offset, prior notice or demand, and at such place or places as may be designated from time to time by Landlord. If the Rent Commencement date is not the first day of a month, or if the Lease termination date is not the last day of a month, a pro rated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates. Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum Six Hundred Fifty-six and NO/100 Dollars ($656.00) as Minimum Monthly Rent and Adjustments for September 1995.

        The Minimum Monthly Rent shall be increased or decreased by the percentage of change, If any, in the Consumer Price Index - All Urban Consumers, All Items (1982 - 84 = 100) equals Base ("CPI"), as published by the United States Department of Labor's Bureau of Labor Statistics. The base period, for purposes of such adjustment, shall be the CPI for the fourth calendar month immediately preceding the first Lease Year (the "Base CPI"). The Minimum Monthly Rent shall be adjusted for each Lease Year after the first Lease Year on the basis of the percentage change in the CPI for the fourth calendar month immediately preceding the Lease Year subject to adjustment compared to the Base CPI. In no event, however, shall the rent payable in any Lease Year be reduced below the Minimum Monthly Rent. Should the CPI be discontinued, the parties shall select another similar index which reflects consumer prices and if the parties cannot agree on another index it shall be selected by the Superior Court of the County in which the premises are located.



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

        (By way of illustration only, if the Base CPI is 190 and the CPI figure for the fourth month before the second Lease Year is 195, then the Minimum Monthly Rent for the second lease year shall be increased by 2.63%.)

        3.2 ADJUSTMENTS. In addition to the Minimum Monthly Rent provided in
Section 3.1 above, Tenant shall pay to Landlord in monthly installments the Tenant's portion of those items, herein called "Adjustments", delineated in Sections 5, 9, 10 and 11. Upon commencement of the Term Landlord shall submit to Tenant a statement of the anticipated monthly Adjustments for the period between such commencement and the following January and Tenant shall pay same and all subsequent monthly payments concurrently with the payment of Minimum Monthly Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By March 1 of each year Landlord shall endeavor to give Tenant a statement showing the total Adjustments for the Mercer Park for the prior calendar year and Tenant's allocable share thereof, prorated from the commencement of rental. Tenant's pro rata share, where applicable, shall be determined in accordance with the total floor area of the Premises as it relates to the total gross leasable floor area of the building or buildings of which the Premises are a part. In the event the total of the monthly payments which Tenant has made for the prior calendar year are less than the Tenant's actual share of such Adjustments then Tenant shall pay the difference in a lump sum within ten days after receipt of such statement from Landlord and shall concurrently pay the difference on monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly Adjustments based on the prior year's experience. Any overpayment by Tenant shall be credited towards the monthly Adjustments next coming due. The actual Adjustments for the prior year shall be used for purposes of calculating the anticipated monthly Adjustments for the then current year, with actual determination of such Adjustments after each calendar year as above provided. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of said Adjustments for the year in which this Lease terminated, Tenant shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

4.      SECURITY DEPOSIT

        Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of One Thousand Four Hundred Fifty and NO/100 Dollars ($1.450.00). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such Deposit or the accounting therefore.

5.      ADJUSTMENTS FOR REAL PROPERTY TAXES AND INSURANCE

        In addition to the Minimum Monthly Rent provided in Section 3.1 above, and commencing as of the commencement of the term of the Lease, Tenant shall pay to Landlord in monthly installments, the Tenant's portion of the following items herein called "Adjustments":

        All insurance premiums paid on policies, maintained by Landlord with respect to the Premises, including land, building and improvements including without limitation, all premiums for fire, extended coverage, liability with respect to the Premises and all real estate taxes imposed on the Premises or arising in respect to the occupancy, use or possession of the Premises. Real property taxes shall include, without limitation, all assessments whether general, special, ordinary, extraordinary, unforeseen or foreseen, of any kind or nature levied, imposed or to become a lien upon or against the Premises and any building, structure, fixture, improvement, personal property or inventory now or hereafter located thereon, assessment or improvement bonds for water, sewer, road and other public purposes, license, permit and inspection fees and taxes, commercial rental tax and any other public charge, levy, penalty or assessment against any interest in the Premises or the real property of which the Premises are a part, or against Landlord's right to rent or other income therefrom (other than income taxes). All of the foregoing expenses shall be apportioned in accordance with the Tenant's "pro rata share" which shall be determined in accordance with the total floor area of the Premises as it relates to the total gross leasable floor area of the building or buildings which the Premises are a part; provided, however, that if any tenants in said building or buildings pay taxes directly to any taxing authority or carry their own insurance, as may be provided in their leases, their square footage shall not be deemed a part of the floor area for purposes of prorating such expenses.

6.      PERSONAL PROPERTY TAXES

        Tenant shall pay, before delinquency, all taxes, assessments, license fees and public charges levied, assessed or imposed upon or measured by the value of its business operation, including but not limited to the furniture, fixtures, leasehold improvements, equipment and other property of Tenant at any time situated on or installed in the Premises by Tenant. If at any time during the term of this Lease any of the foregoing are assessed as part of the real property of which the Premises are a part, Tenant shall pay to Landlord upon demand the amount of such additional taxes as may be levied against said real



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

property by reason thereof. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive.

7.      INSURANCE AND INDEMNITY

        7.1 INDEMNIFICATION. It is understood and agreed that Landlord shall not be liable for injury to any person, or for the loss of or damage to any property (including property of Tenant) occurring in or about the Premises from any cause whatsoever except for Landlord's negligence or willful misconduct. Tenant hereby indemnifies and holds Landlord harmless from and against and agrees to defend Landlord against any and all claims, charges, liabilities, obligations, penalties, damages, costs and expenses (including attorney's fees) arising, claimed, charged or incurred against or by Landlord from any matter or thing arising from Tenant's use of the Premises, the conduct of its business or from any activity, work or other things done, permitted or suffered by the Tenant in or about the Premises, and Tenant shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence, or willful misconduct, and Tenant hereby waives all claims in respect thereof against Landlord. The indemnification provided for in this Section with respect to any acts or omissions during the term of this Lease shall survive any termination or expiration of this Lease. Landlord and its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or from pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord and its agents shall not be liable for interference with the light, on the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents on the Premises.

        7.2 INSURANCE. During the entire Lease Term the Tenant shall, at its own expense, maintain adequate liability insurance with a reputable insurance company or companies with minimum amounts of $1,000,000.00 Combined Single Limits (including bodily injury and property damage) to indemnify both Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord shall be named as one of the insureds and shall be furnished with a copy of such policy or policies of insurance, which shall bear an endorsement that the same shall not be canceled except upon not less than twenty
(20) days prior written notice to Landlord. Tenant shall also at its own expense maintain, during the Lease Term, insurance covering its furniture, fixtures, equipment and inventory in an amount equal to the full insurable value thereof, against fire and risks covered by standard extended coverage endorsement and insurance covering all plate glass and other glass on the Premises. Tenant shall provide Landlord with copies of the policies of insurance or certificates thereof. If Tenant fails to maintain such insurance, Landlord may maintain the same on behalf of Tenant. Any premiums paid by Landlord shall be deemed additional rent and shall be due on the payment date of the next installment of Minimum Monthly Rental hereunder.

        7.3 INCREASE IN INSURANCE PREMIUM. Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall pay any increase in premiums for casualty and fire (including extended coverage) insurance that may be charged during the Term of this Lease on the amount of such insurance which may be carried by Landlord on the Premises or the building of which they are a part, resulting from Tenant's occupancy or from the type of merchandise which Tenant stores or sells on the Premises, whether or not Landlord has consented thereto. In such event, Tenant shall also pay any additional premium on the insurance policy that Landlord may carry for its protection against rent loss through fire or casualty. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization setting the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the casualty and fire insurance rate on the Premises. Landlord shall deliver bills for such additional premiums to Tenant at such times as Landlord may elect, and Tenant shall immediately reimburse Landlord therefor.

        7.4 WAIVER OF SUBROGATION. Landlord and Tenant hereby mutually release each other from liability and waive all right of recovery against each other for any loss in or about the Premises, from perils insured against under their respective fire insurance contracts, including any extended coverage endorsements thereof, whether due to negligence or any other cause; provided that this Section shall be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Landlord or Tenant.

        7.5 COMPANIES. Insurance required hereunder shall be issued by companies rated AAA or better in "Bests" Insurance Guide.

        7.6 CERTIFICATE OF INSURANCE. A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant under the provisions of this Lease shall be delivered to Landlord on or before the commencement date of the Lease Term hereof and thereafter, as respects policy renewals, within thirty (30) days prior to the expiration of the term of each such policy. Each of said certificates of insurance and each such policy of insurance required to be maintained by Tenant hereunder shall expressly evidence insurance coverage as required by this Lease. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

8.      USE

        8.1 USE. The Premises shall be used and occupied by Tenant for only the following purposes and for no other purposes whatsoever without obtaining the prior written consent of Landlord: Office, research, assembly and other uses consistent with those currently occurring in Bldg A.



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

        8.2 SUITABILITY. If the Premises are completed as of the date of execution hereof, then Tenant, by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution and in any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

        8.3 USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Tenant shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

        Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure or annoy them or use or allow the Premises to be used for any unlawful nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon or about the Premises.

        Tenant shall not dispose of nor otherwise allow the release of any hazardous waste or substance in, on or under the Premises, any improvements placed thereon or any adjacent property. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on the Premises of any hazardous waste or substance of types other than, or in quantities in excess of, those normally incident to the use of the Premises for general office use. For purposes of this Lease the term "hazardous waste or substance" shall mean any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute regulation, rule or ordinance now or hereafter in effect.

        Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

        8.4  SIGNS.

        (a) GENERAL. Tenant shall not place or suffer to be placed on the exterior walls of the Premises or upon the roof or any exterior door or wall or on the exterior or interior of any window thereof any sign, awning, canopy, marquee, advertising matter, decoration, letter or other thing of any kind (exclusive of signs, if any, which may be provided for in the original construction or improvement plans and specifications approved by the Landlord or Tenant herein, and which conform to the Landlord's sign criteria as specified in Exhibit F attached hereto if applicable) without the prior written consent of Landlord. Landlord hereby reserves the exclusive right to the use for any purpose whatsoever of the roof and exterior of the walls of the Premises or the Building of which the Premises are a part.

        (b) TENANT'S INTERIOR SIGNS. Except as otherwise herein provided, Tenant shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Tenant's business; provided, however, that Tenant shall upon demand of the Landlord immediately remove any sign, advertisement, decoration, lettering or notice which Tenant has placed or permitted to be placed in, upon or about the Premises and which Landlord reasonably deems objectionable or offensive, and if Tenant fails or refuses do to so, the Landlord may enter upon the Premises and remove the same at Tenant's cost and expense.

        8.5 LIENS. Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or material furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond not to be less than 120% of the lien claim, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and material men liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

9.      UTILITIES AND JANITOR SERVICE

        Tenant shall be liable for and shall pay throughout the term of this Lease all charges for utilities, including but not limited to electricity, heat, oil, gas and water consumed upon the leased Premises and telephone, sewage, drainage and garbage disposal services, if any, including any charges imposed for such services by the Municipality of Metropolitan Seattle (METRO); and shall provide its own janitor services and replacement of light bulbs and tubes and all washroom and toilet supplies. If any such services are not separately metered to Tenant, Tenant shall pay its pro rata share as specified in Section
3.2 above.



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10.     MAINTENANCE OF PREMISES

        10.1 MAINTENANCE AND REPAIR BY TENANT. Tenant shall at all times throughout the Lease Term at its sole cost and expense, keep the Premises (including exterior doors and entrances, all windows and mouldings and trim of all doors and windows) and all partitions, door surfaces, fixtures, equipment and appurtenances thereof (including lighting, heating and plumbing fixtures and any air conditioning system) in good order, condition and repair, damage by unavoidable casualty excepted (but not excluding damage from burglary or attempted burglary of the Premises). When there is an air conditioning system, Landlord will contract for service checks and filter changes and Tenant agrees to pay for such service calls and filter changes on the units serving Tenant's Premises, all as set forth in Section 3.2 above. Without limiting the generalities thereof, Tenant shall keep the glass of all windows, doors, and showcases clean and presentable; replace immediately all broken glass in the Premises; at reasonable intervals paint or refinish the interior of the Premises; make any necessary repairs to, or replacements of, all door closure apparatuses and mechanisms; keep all plumbing clean and in good state of repair including pipes, drains, toilets, basins and those portions of the heating system within the walls of the Premises; and keep all utilities within the Premises in a good state of repair upon the failure of Tenant to do so.

        10.2 FAILURE TO MAINTAIN. If Tenant fails to keep and preserve the Premises as set forth in Section 10.1 above, Landlord may at its option, put or cause the same to be put in the condition and state of repair agreed upon, and in such case, upon receipt of written statements from Landlord, Tenant shall promptly pay the entire cost thereof as additional rent. Landlord shall have the right, without liability, to enter the Premises for the purpose of making such repairs.

        10.3 REPAIRS BY LANDLORD. Landlord shall keep the roof, exterior walls, foundations and buildings structure of the Premises in a good state of repair, and shall accomplish such repairs as may be needed promptly after receipt of written notice from Tenant. Should such repairs be required by reason of Tenant's negligent acts Tenant shall promptly pay Landlord for the cost thereof as additional rent. Tenant shall immediately inform Landlord of any necessary repairs and Tenant shall make none of such repairs without Landlord's prior written consent. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance required of Landlord hereunder unless such failure shall persist for an unreasonable time after written notice of the need of such repair is given to Landlord by Tenant. Except as otherwise specifically provided herein, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises or building of which the Premises is a part or in or to fixtures, appurtenances and equipment herein.

        10.4 SURRENDER OF PREMISES. At the expiration or sooner termination of this Lease, Tenant shall return the Premises to Landlord in the same condition in which received (or, if altered by Landlord or by Tenant with the Landlord's consent, then the Premises shall be returned in such altered condition) reasonable wear and tear excepted. Tenant shall remove all trade fixtures, appliances and equipment which do not become a part of the Premises and alterations which Landlord designates to be removed and shall restore the Premises to the condition they were in prior to the installation of said items. Tenant's obligation to perform this covenant shall survive the expiration or termination of this Lease.

        10.5 TAKING POSSESSION. By taking possession, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair.

11.     COMMON AREAS

        11.1 CONTROL OF COMMON AREAS BY LANDLORD. Landlord shall at all times have the exclusive control and management of the Common Areas which shall include but not be limited to all automobile parking areas, access roads, driveways, entrances, retaining walls and exits thereto, the truck way or ways, loading docks, package pick-up stations, washrooms, pedestrian malls, courts, sidewalks and ramps, landscaped areas, exterior stairways, and other areas, improvements, facilities and special services provided by Landlord for the general use, in common, of tenants of the Mercer Park , and their officers, agents, employees and invitees. With respect to the Common Areas and facilities, Landlord shall have the right from time to time to employ personnel; to establish, modify and enforce reasonable rules and regulations; to construct, maintain and operate lighting facilities; to police the Common Areas and facilities; from time to time to change the area, level, location and arrangement of parking areas and other facilities herein above referred to; to restrict parking by Tenant, its officers, agents and employees to employee parking areas; to close all or any portion of the Common Areas and facilities to such extent as may, in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to the Common Areas and facilities as, in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenants of the Mercer Park , their employees, invitees and customers.

        11.2 LICENSE. All Common Areas and facilities, excluding Tenant's physical space which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license. If the amount of such areas or facilities be diminished, such diminution shall not be deemed constructive or actual eviction, Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent. Provided however, Landlord shall provide parking to reasonably accommodate the operation of Tenant's business.

        11.3 MAINTENANCE CHARGE. Tenant shall pay to Landlord, as additional rent, in the manner provided in Section 3.2 a monthly maintenance charge to defray the operating cost of the Common Areas and facilities. The amount of the monthly Maintenance Charge shall be equal to 1/12 of Tenant's estimated pro rata share of the operating costs for the calendar year, which share shall be determined by multiplying such costs by a fraction, the numerator of which is the total floor area of the leased Premises and the denominator of which is the total gross leasable floor area of Mercer Park on the first day of such calendar year. For purposes of this paragraph, the term "operating cost of the Common Areas and facilities" means the total cost and expense incurred in operating, accounting maintaining, administering and cleaning the Common Areas and facilities, actually used or available for use by Tenant and the employees, agents, servants, customers and invitees of Tenant, specifically including, without limitation, gardening and landscaping, the cost of public liability and property damage insurance, repairs, asphalt patching, line painting , minor roof repairs, lighting, sanitary control, removal of snow, trash rubbish, garbage and other refuse, machinery and equipment used in such



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maintenance, and the cost of personnel to implement such services, including the policing of and traffic control on the Common Areas and facilities. Management fees shall be limited to the lesser of fair market value or 5%.

12.     ALTERATIONS

        12.1 ACCEPTANCE OF LEASE PREMISES. Upon acceptance of the Premises by Tenant, Tenant shall acknowledge to Landlord that Tenant has inspected the leased Premises and accepts them in their present condition or else shall notify Landlord of any deficiencies then apparent.

        12.2 ALTERATIONS BY TENANT. Tenant shall not make any alterations, additions or improvements in or to the leased Premises without the prior written consent of Landlord, which consent may be reasonably subject to such conditions as Landlord may deem appropriate. Any such alterations, additions or improvements consented to by Landlord shall be made at Tenant's sole expense. Tenant shall secure any and all governmental permits required in connection with any such work, and shall hold Landlord harmless from any and all liability (Including attorney's fees) and any and all liens resulting therefrom. All alterations, additions and improvements (and expressly including all light fixtures and floor coverings), except trade fixtures and appliances and equipment which do not become a part of the leased Premises, excepting cabinets and general equipment installed by Tenant may be removed provided Tenant repairs all damage caused by removal, shall immediately become the properly of Landlord without any obligation to pay therefor, and shall not be removed by Tenant. Upon the expiration or sooner termination of the Term hereof, at Landlord's option Tenant shall at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, which Landlord designates to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal.

13.     ASSIGNMENT AND SUBLETTING

        Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, nor sublet the whole or any part of the Premises, nor shall this Lease or any interest, hereunder be assignable or transferable by operation of law or by any process or proceeding of any court, or otherwise, without the prior written consent of Landlord which consent may be reasonably subject to such conditions as Landlord may deem appropriate and which consent may not be unreasonably withheld. Without in any way limiting Landlord's right to refuse to give such consent for any other reason or reasons, Landlord reserves the right to refuse to give such consent unless Tenant remains fully liable during the unexpired Lease Term hereof and Landlord further reserves the right to refuse to give such consent if in Landlord's reasonable business judgment the quality of merchandising experience or the financial worth of the proposed new Tenant is less than that of the Tenant executing this Lease or of Tenant and Tenant's Guarantor as the case may be. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of fee ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

14.     ACCESS BY LANDLORD

        14.1 RIGHT OF ENTRY. Landlord or Landlord's employees, agents and/or contractors shall have the right to enter the Premises at any time to examine the same, and to show them to prospective purchasers or Tenants of the Building, and to make such repairs, alterations, improvements or additions as Landlord may deem reasonably necessary or desirable. If Tenant is not personally present to permit entry and an entry is necessary, Landlord may in case of emergency forcibly enter the same, without rendering Landlord liable therefor. Nothing contained herein shall be construed to impose upon Landlord any duty of repair of the Premises or Building of which the Premises are a part except as otherwise specifically provided for herein.

        14.2 EXCAVATION. If an excavation is made upon property adjacent to the Premises, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as Landlord shall deem reasonably necessary to preserve the wall of the building of which the Premises is a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent.

15.     DAMAGE OR DESTRUCTION

        In the event the Premises are damaged to such an extent as to render the same untenantable in whole or in a substantial part thereof, or are destroyed, it shall be optional with the Landlord to repair or rebuild the same; and after the happening of any such contingency, the Tenant shall give Landlord or Landlord's agent immediate written notice thereof. Landlord shall have not more than ninety (90) days after date of such notification to notify the Tenant in writing of Landlord's intention to repair or rebuild said Premises, or the part so damaged as aforesaid, and if Landlord elects to repair or rebuild said Premises, Landlord shall prosecute the work of such repairing or rebuilding without unnecessary delay, and during such period the rent of said Premises shall be abated in the same ratio that that portion of the Premises rendered for the time being unfit for occupancy shall bear to the whole of the leased Premises. If the Landlord shall fail to give the notice aforesaid, Tenant shall have the right to declare his Lease terminated by written notice upon the Landlord or Landlord's agent. In the event the building in which the Premises hereby leased are located shall be damaged (even though the Premises hereby shall not be damaged thereby) to such an extent that in the opinion of Landlord it shall not be practical to repair or rebuild, or is destroyed, then it shall be optional with Landlord to terminate this Lease by written notice served on Tenant within ninety (90) days after such damage or destruction.



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16.     DEFAULT AND RE-ENTRY

        If any rents reserved herein or any part thereof shall be and remain unpaid (10) days after the date they shall become due, or if Tenant shall violate or default in any of the covenants or agreements herein contained, then the Landlord may elect to:

               (a) terminate this Lease, in which event Tenant shall immediately pay to Landlord all rent and other sums accrued to date plus the then present value of the total rent and other sums reserved or due under the Lease for the balance of the lease term. Tenant shall receive a credit against the amount due pursuant to this subparagraph(s) equal to the reasonable rental value (which Tenant proves by a preponderance of the evidence) of the Premises for the balance of the lease term;

               (b) without terminating this Lease relet all or any part of the Premises for the account of Tenant upon such terms and conditions as Landlord may deem advisable, in which event the rents received on such reletting shall be applied first to the expenses of reletting and collection (including without limitation, all necessary renovation, repair and alteration of the Premises, reasonable attorney fees, real estate commissions and rental or other concessions granted to a new tenant) and thereafter to payment of all sums due or become due Landlord hereunder, and if a sufficient amount is not realized to pay such sums and other charges Tenant shall pay monthly to Landlord any deficiency and Landlord may bring, at any time, an action for the entire amount of the deficiency which will accrue during the balance of the lease term; or

               (c) pursue any other right or remedy Landlord may have under the laws of the State of Washington.

        No action of Landlord shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Landlord shall in no way be responsible or liable for any failure to relet the property or any part thereof, or for any failure to collect any rent due upon reletting. No reentry by Landlord shall excuse or relieve Tenant of its liability and obligations under this lease and such liability and obligations shall survive any such action by Landlord. Any sums received by Landlord upon reletting of the property in excess of the rent and other sums due by Tenant hereunder shall be the sole property of Landlord and Landlord shall not be required to pay over any such sum to Tenant. Tenant assumes full responsibility to mitigate damages resulting from Tenant's breach of abandonment by obtaining a subtenant or assignee reasonably acceptable to Landlord. Landlord shall have no responsibility to mitigate damages resulting from Tenant's breach or abandonment other than to not unreasonably withhold consent to Tenant's proposed subleases and assignments. Tenant waives any defense or claim based on Landlord's failure to mitigate damages except as provided in the preceding sentence. Not withstanding the foregoing Washington State law shall prevail.

17.     LATE CHARGES

        Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. A twenty-five dollar ($25.00) charge shall be paid to Landlord for any returned check.

18.     COSTS AND ATTORNEYS' FEES

        In the event of an action (or any appeal thereof) between the parties hereto to enforce any of the terms or provisions of this Lease, the successful party shall be entitled to recover from the unsuccessful party, in addition to any other award, a reasonable sum as attorney fees to be determined by the court and included as a part of the judgment.

19.     NON-WAIVER OF BREACH

        The failure of the Landlord to insist upon strict performance of any of the covenants and agreements of this Lease, or to exercise any option herein conferred in any one or more instances, shall not be construed to be a waiver or relinquishment of any such, or any other covenants or agreements, but the same shall be and remain in full force and effect.

20.     REMOVAL OF PROPERTY

        In the event of any entry in, or taking possession of, the leased Premises as aforesaid, the Landlord shall have the right, which right shall not be exercised unreasonably, but not the obligation, to remove from the leased Premises all personal property located therein, and may store the same in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owners thereof, with the right to sell such stored property, without notice to Tenant, after it has been stored for a period of thirty (30) days or more, the proceeds of such sale to be applied first to the cost of such sale, second to the payment of the charges for storage, if any, and third to the payment of any other sums of money which may then be due from Tenant to Landlord any of the terms hereof, the balance, if any, to be paid to Tenant. Landlord shall not remove any property without reasonable advance notice to Tenant.

21.     HEIRS AND SUCCESSORS

        Subject to the provisions hereof pertaining to Assignment and Subletting, the covenants and agreements of this Lease shall be binding upon the heirs, legal representatives, successors and assigns of any or all of the parties hereto.

22.     HOLD OVER

        If the Tenant shall, with the written consent of Landlord, hold over after the expiration of the Term of this Lease, such tenancy shall be for an indefinite period of time on the month-to-month tenancy, which tenancy may be terminated as



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provided by the laws of the State of Washington. During such tenancy, Tenant agrees to pay to the Landlord the same rate of rental as set forth herein, unless a different rate is agreed upon, and to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable. If Tenant shall, without the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be month-to-month, on the same terms and conditions as contained herein; provided, however, the rental rate shall be one and one quarter that in effect during the last month of the lease term.

23.     SUBORDINATION QUIET ENJOYMENT

        This Lease is subject to and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the leased Premises or the property of which said Premises are a part. Tenant will, upon demand by Landlord, execute such instruments as may be required at any time, and from time to time, to subordinate the rights and interests of the Tenant under this Lease to the lien of any mortgage or trust deed at any time placed on the land of which the leased Premises are a part; provided, however, that such subordination shall not affect Tenant's right to possession, use and occupancy of the leased Premises so long as Tenant shall not be in default under any of the terms or conditions of this Lease, Tenant further agrees:

        That any such subordination agreement will contain a provision satisfactory to Landlord's financing lender whereby Tenant will agree, in the event of foreclosure of any such mortgage or trust deed to attorn to and recognize as its Landlord under the terms of this Lease said lender or any purchaser of the leased property at a foreclosure sale or their heirs, successors, or assigns, and that it will execute and deliver to such lender an Estoppel Certificate in form satisfactory to such lender.

24.     PERSONAL PROPERTY AND TRADE FIXTURES

        It is contemplated that certain furniture, fixtures and equipment to be installed by Tenant in the leased Premises, are or may be either leased by Tenant or purchased by Tenant from a lessor or conditional seller or otherwise hypothecated to a third party. In this connection, it is agreed that all of such furniture, fixtures and equipment installed by Tenant in the leased Premises shall at all times be and remain personal property, regardless of the method in which the same are affixed to the Premises, and shall remain the personal property of Tenant and/or such third party. Landlord specifically agrees that its rights, if any, in such furniture, fixtures and equipment shall at all times be subject and subordinate to the rights of any such described third party. Landlord agrees to execute, upon request, any documents reasonably required by any such described third party in order to effectuate the purposes of this paragraph, it being specifically agreed by Landlord herein that any such third party shall have the right to remove the furniture, fixtures or equipment from the leased Premises in the event of the default of Tenant in complying with its agreements relating to such furniture, fixtures and equipment. Tenant agrees to repair any damage caused by any such removal at its expense.

25.     CONDEMNATION

        If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by Condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession, by notice In writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or in the absence of such notice then within twenty (20) days after the condemning authority shall have taken possession. If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such Condemnation, repair any damage to the Premises caused by such Condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority.

26.     NOTICES

        Wherever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed to the address set forth herein below:

          Landlord:                        Tenant:

          The Evans Company                Optiva Corporation

          1457 130th Ave NE                13228 SE 30th St C-1

          Bellevue WA  98005               Bellevue WA  98005



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27.     CORPORATE AUTHORITY

        If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation substantially the same as or identical to Exhibit D authorizing or ratifying the execution of this Lease.

28.     MISCELLANEOUS

        28.1 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from, after the date specified in such notice of transfer, all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee, provided all Landlord's obligations hereunder are assumed in writing by the transferee.

        28.2 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

        28.3 TIME; JOINT AND SEVERAL LIABILITY. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be Joint and Several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

        28.4 MEMORANDUM OF LEASE. This Lease shall not be recorded, but upon written request of Landlord or Tenant, a Memorandum of Lease describing the Premises, giving the term of this Lease and the name and address of Landlord and Tenant, referring to this Lease, and in form suitable under law as record notice, shall be promptly executed, acknowledged and delivered by both parties; such Memorandum of Lease may be recorded by either party.

29.     HAZARDOUS AND TOXIC WASTE MATERIALS

        Tenant shall be fully responsible for any release of any hazardous waste or substance in or on or under the Premises or on any adjacent property during the lease term by Tenant, Tenant's officers, directors, successors, assigns, subleases, guests, invitees, visitors, employees, agents, contractors or any other person or entity in or about the Premises. Tenant shall promptly comply with all statutes, regulations and ordinances and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or substances in, on or under the Premises or any adjacent property or incorporated in any of the improvements, at Tenant's sole expense. After notice to Tenant and a reasonable opportunity for Tenant to affect such compliance, Landlord may, but shall not be obligated to, enter upon the Premises and take such actions and incur such costs and expenses to affect such compliance as it deems advisable to protect its interest in the Premises; provided however, Landlord shall not be obligated to give Tenant notice and opportunity to affect compliance if (i) such delay might result in material adverse harm to Landlord or the Premises; (ii) Tenant has already had actual knowledge of the situation and a reasonable opportunity to affect compliance; or
(iii) an emergency exists. Whether or not Tenant has actual knowledge of the release of hazardous waste or substances on the Premises or any adjacent property as a result of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of all costs and expenses incurred by Landlord in connection with such compliance activities, and such obligation shall survive any termination of this Lease. Tenant shall notify Landlord immediately of any release of any hazardous waste or substance on the Premises. Tenant shall indemnify and hold Landlord harmless from any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, attorneys fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Landlord or the Premises by reason of (i) any misrepresentation, breach of warranty or other default by Tenant under this Lease resulting in the release of any hazardous waste or substance or (ii) the act or omissions of Tenant, Tenant's officers, directors, successors, assigns, subleases, guests, invitees, visitors, employees, agents, contractors or any other person whatsoever other than Landlord resulting in the release of any hazardous waste or materials in, on or under the Premises or any adjacent property. Landlord may perform any inspections, audits or surveys of the Premises as Landlord deems necessary or advisable at any time during the term of this Lease.

30.     SPECIAL ARTICLES

        The following numbered sections are made a part hereof, N/A, and appear below on Addendum(s) N/A attached hereto. The following Exhibit(s) not referenced in the lease above are also made a part hereof, D.E , and are attached hereto.


        In Witness Whereof, the Landlord and Tenant have executed this Lease the date and year first above written.

Landlord:                                     Tenant:

By:                                           By:
    /s/ Scott Evans                               /s/ David Giuliani   PRES/CEO
    ------------------------------                ------------------------------
    Vice President                                Optiva Corp
    ------------------------------                ------------------------------



                                  Page 9 of 11
                                                          Landlord's Initials SE
                                                            Tenant's Initials DG

                                    LANDLORD


                                    Corporate


STATE OF WASHINGTON   )
                        ss.
COUNTY OF KING        )


On this 11 day of October, in the year 1995, before me Edward T. Babbitt, the undersigned Notary Public, personally appeared Scott Evans, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Vice President on behalf of The Evans Company, the corporation therein named, and acknowledged to me that the corporation executed it.


/s/ Edward T. Babbitt                         Residing At Redmond
----------------------------                              ----------------------
Notary's Signature


================================================================================
                                   Partnership


STATE OF WASHINGTON   )
                        ss.
COUNTY OF KING        )


On this ____ day of _____________, in the year 19___, before me
____________________________, the undersigned Notary Public, personally appeared
_____________________________________, personally known to me to be the person who executed the within instrument on behalf of the partnership and acknowledged to me that the partnership executed it.


_____________________________________       Residing At_________________________
Notary's Signature



                                     TENANT


                                    Corporate


STATE OF WASHINGTON   )
                        ss.
COUNTY OF KING        )


On this ____ day of _____________, in the year 19___, before me ____________________________, the undersigned Notary Public, personally appeared
_________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as ___________________________ on behalf of ________________________, the corporation therein named, and acknowledged to me that the corporation executed it.


_____________________________________       Residing At_________________________
Notary's Signature



================================================================================
                                   Partnership


STATE OF WASHINGTON   )
                        ss.
COUNTY OF KING        )


On this ____ day of _____________, in the year 19___, before me
____________________________, the undersigned Notary Public, personally appeared
_________________________________, personally known to me to be the person who executed the within instrument on behalf of the partnership and acknowledged to me that the partnership executed it.


_____________________________________       Residing At_________________________
Notary's Signature



                                 Page 10 of 11
                                                          Landlord's Initials SE
                                                            Tenant's Initials DG

================================================================================
                                   Individual


STATE OF WASHINGTON   )
                        ss.
COUNTY OF KING        )


On this ____ day of _____________, in the year 19___, before me ____________________________, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is(are) subscribed to this instrument, and acknowledged that he(she/they) executed it. WITNESS my hand and official seal.


_____________________________________       Residing At_________________________
Notary's Signature



                                 Page 11 of 11
                                                          Landlord's Initials SE
                                                            Tenant's Initials DG